UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 20, 2015

Southcross Energy Partners, L.P.
(Exact name of registrant as specified in its charter)

Delaware	001-35719	45-5045230
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation or organization)	File Number)	Identification No.)

1717 Main Street
Suite 5200
Dallas, Texas 75201
(Address of principal executive office) (Zip Code)

(214) 979-3720
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

As previously reported, on May 7, 2015, Southcross Energy Partners, L.P. (the "Partnership") acquired certain gathering, treating, compression and transportation assets (the "2015 Holdings Acquisition") from Southcross Holdings LP ("Holdings") and its subsidiaries. The acquired assets consist of the Valley Wells sour gas gathering and treating system, compression assets that are part of the Valley Wells and Lancaster gathering and treating systems, and two NGL pipelines that were under construction at the time of the transaction (and that are now operational). This Current Report on Form 8-K (this “Form 8-K”) recasts the financial statements and certain related information provided in the Annual Report on Form 10-K for the fiscal year ended December 31, 2014 (the "2014 Form 10-K") and the Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2015 (the "2015 1Q Form 10-Q") filed by the Partnership with the Securities and Exchange Commission (the "SEC") on March 6, 2015 and May 8, 2015, respectively, in order to reflect the 2015 Holdings Acquisition.

Prior to the 2015 Holdings Acquisition, on August 4, 2014, Southcross Energy LLC and TexStar Midstream Services, LP combined pursuant to a contribution agreement that effectively established Holdings. As a result, Holdings indirectly owns 100% of Southcross Energy Partners GP, LLC, the general partner of the Partnership, and, therefore, indirectly controls the Partnership. In addition, Holdings now indirectly owns all of the Partnership's subordinated units, Class B convertible units and a portion of the Partnership's common units. Holdings also indirectly owns certain midstream assets, all or a portion of which may be made available to be sold or contributed to the Partnership over time. As such, the 2015 Holdings Acquisition was deemed to be a transaction among entities under common control and a change in reporting entity.

Transfers of net assets or exchanges of membership interests between entities under common control are accounted for as if the transfer occurred during the period, and are retrospectively adjusted to furnish comparative information similar to the pooling method. As a result, the following items of the 2014 Form 10-K and the 2015 1Q Form 10-Q are being retrospectively adjusted solely to reflect the 2015 Holdings Acquisition for the period from August 4, 2014 until December 31, 2014 and the period from January 1, 2015 until March 31, 2015, respectively:

•	2014 Form 10-K, Part I, Item 1. Business;

•	2014 Form 10-K, Part I, Item 1A. Risk Factors;

•	2014 Form 10-K, Part II, Item 6. Selected Financial Data;

•	2014 Form 10-K, Part II, Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations;

•	2014 Form 10-K, Part II, Item 8. Financial Statements and Supplementary Data;

•	2015 1Q Form 10-Q, Part I, Item 1. Financial Statements; and

•	2015 1Q Form 10-Q, Part I, Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations

These items provided in this Form 8-K recast the corresponding items filed in the 2014 Form 10-K and the 2015 1Q Form 10-Q, as applicable. The items provided in this Form 8-K as updates to the 2014 Form 10-K do not reflect events occurring subsequent to the period covered by the 2014 Form 10-K and the items provided in this Form 8-K as updates to the 2015 1Q Form 10-Q do not reflect events occurring subsequent to the period covered by the 2015 1Q Form 10-Q. Other than as noted above, the items provided in this Form 8-K do not update any item or section of the 2014 Form 10-K or the 2015 1Q Form 10-Q. This Form 8-K should be read in conjunction with the other information included in the 2014 Form 10-K and the 2015 1Q Form 10-Q, respectively. Any references in the 2014 Form 10-K to the items provided in this Form 8-K shall refer to the items as updated herein. Any references in the 2015 1Q Form 10-Q to the items provided in this Form 8-K shall refer to the items as updated herein. For more current information regarding the Partnership since the filing of the 2014 Form 10-K and the 2015 1Q Form 10-Q, please refer to the Partnership's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2015, Current Reports on Form 8-K, and the Partnership’s other filings with the SEC.

Additionally, as previously disclosed in its Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2015 (the “2015 2Q Form 10-Q”), the Partnership determined that, as of June 30, 2015, it was not in compliance with the consolidated total leverage ratio, absent an equity cure, required by the financial covenants in its revolving credit agreement, as amended. Subsequent to the issuance of the 2015 2Q Form 10-Q, the Partnership utilized a contractual non-cash equity cure credit amount of $4.7 million in order to comply with the required consolidated total leverage ratio. Following this equity cure, the Partnership is in compliance with its financial covenants as if there was no default and has $8.3 million remaining in its non-cash equity cure credit amount to utilize for potential future equity cures, as needed, subject to the limitations in the Partnership's revolving credit agreement, as amended.

Forward-Looking Statements

Investors are cautioned that certain statements contained in this report as well as in periodic press releases and oral statements made by our management team during our presentations are "forward-looking" statements. Forward-looking statements include, without limitation, any statement that may project, indicate or imply future results, events, performance or achievements, and may contain the words "expect," "intend," "plan," "anticipate," "estimate," "believe," "will be," "will continue," "will likely result," and similar expressions, or future conditional verbs such as "may," "will," "should," "would" and "could." In addition, any statement concerning future financial performance (including future revenues, earnings or growth rates), ongoing business strategies or prospects, and possible actions taken by us or our subsidiaries, are also forward-looking statements. These forward-looking statements involve external risks and uncertainties, including, but not limited to, those described under the section entitled "Risk Factors" attached to this Form 8-K as Exhibit 99.2.
Forward-looking statements are based on current expectations and projections about future events and are inherently subject to a variety of risks and uncertainties, many of which are beyond the control of our management team. All forward-looking statements in this report and subsequent written and oral forward-looking statements attributable to us, or to persons acting on our behalf, are expressly qualified in their entirety by these risks and uncertainties. These risks and uncertainties include, among others:

•
the volatility of natural gas, crude oil, and NGL prices and the price and demand of products derived from these commodities, particularly in the depressed energy price environment that began in the second half of 2014, which has the potential for further deterioration and may result in a material reduction in exploration, development and production;

•	competitive conditions in our industry and the extent and success of producers increasing production or replacing declining production and our success in obtaining new sources of supply;

•	industry conditions and supply of pipelines, processing and fractionation capacity relative to available natural gas from producers;

•	our dependence upon a relatively limited number of customers for a significant portion of our revenues;

•	actions taken or inactions or non-performance by third parties, including suppliers, contractors, operators, processors, transporters and customers;

•	our ability to effectively recover NGLs at a rate equal to or greater than our contracted rates with customers;

•	our ability to produce and market NGLs at the anticipated differential to NGL index pricing;

•	our access to markets enabling us to match pricing indices for purchases and sales of natural gas and NGLs;

•
our ability to complete projects within budget and on schedule, including, but not limited to, timely receipt of necessary government approvals and permits, our ability to control the costs of construction and other factors that may impact projects;

•
our ability to consummate acquisitions, successfully integrate the acquired businesses and realize anticipated cost savings and other synergies from any acquisitions, including with respect to our acquisition of certain gathering and processing assets from TexStar Midstream Services, LP in August 2014 and other assets acquired in May 2015;

•	our ability to manage over time changing exposure to commodity price risk;

•	the effectiveness of our hedging activities or our decisions not to undertake hedging activities;

•
our access to financing and ability to remain in compliance with our financing covenants, and the potential for lack of access to debt capital markets if the depressed energy price environment that began in the second half of 2014 continues;

•	our ability to generate sufficient operating cash flow to fund our quarterly distributions;

•	the effects of downtime associated with our assets or the assets of third parties interconnected with our systems;

•	operating hazards, fires, natural disasters, weather-related delays, casualty losses and other matters beyond our control;

•	the failure of our processing, fractionation and treating plants to perform as expected, including outages for unscheduled maintenance or repair;

•	the effects of laws and governmental regulations and policies;

•	the effects of existing and future litigation;

•	changes in general economic conditions; and

•	other financial, operational and legal risks and uncertainties detailed from time to time in our filings with the U.S. Securities and Exchange Commission.
Developments in any of these areas could cause actual results to differ materially from those anticipated or projected, affect our ability to maintain distribution levels and/or access necessary financial markets or cause a significant reduction in the market price of our common units.

The foregoing list of risks and uncertainties may not contain all of the risks and uncertainties that could affect us. In addition, in light of these risks and uncertainties, the matters referred to in the forward-looking statements contained in this report may not, in fact, occur. Accordingly, undue reliance should not be placed on these statements. We undertake no obligation to publicly update or revise any forward-looking statements as a result of new information, future events or otherwise, except as otherwise required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Description
23.1*	Consent of Deloitte & Touche LLP
99.1*	Recast 2014 Form 10-K - Part I, Item 1. Business
99.2*	Recast 2014 Form 10-K - Part I, Item 1A. Risk Factors
99.3*	Recast 2014 Form 10-K - Part II, Item 6. Selected Financial Data
99.4*	Recast 2014 Form 10-K - Part II, Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations
99.5*	Recast 2014 Form 10-K - Part II, Item 8. Financial Statements and Supplementary Data
99.6*	Recast 2015 1Q Form 10-Q, Part I, Item 1. Financial Statements
99.7*	Recast 2015 1Q Form 10-Q, Part I, Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations
101.INS*†	XBRL Instance Document.
101.SCH*†	XBRL Taxonomy Extension Schema.
101.CAL*†	XBRL Taxonomy Extension Calculation Linkbase.
101.DEF*†	XBRL Taxonomy Extension Definition Linkbase.
101.LAB*†	XBRL Taxonomy Extension Label Linkbase.
101.PRE*†	XBRL Extension Presentation Linkbase.

* Filed herewith.
† The financial information contained in the XBRL (eXtensible Business Reporting Language)-related documents is unaudited.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Southcross Energy Partners, L.P.

	By:	Southcross Energy Partners GP, LLC,
its general partner

Dated: August 20, 2015	By:	/s/ Bret M. Allan
Bret M. Allan
Senior Vice President and Chief Financial Officer Principal Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
23.1*	Consent of Deloitte & Touche LLP
99.1*	Recast 2014 Form 10-K - Part I, Item 1. Business
99.2*	Recast 2014 Form 10-K - Part I, Item 1A. Risk Factors
99.3*	Recast 2014 Form 10-K - Part II, Item 6. Selected Financial Data
99.4*	Recast 2014 Form 10-K - Part II, Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations
99.5*	Recast 2014 Form 10-K - Part II, Item 8. Financial Statements and Supplementary Data
99.6*	Recast 2015 1Q Form 10-Q, Part I, Item 1. Financial Statements
99.7*	Recast 2015 1Q Form 10-Q, Part I, Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations
101.INS*†	XBRL Instance Document.
101.SCH*†	XBRL Taxonomy Extension Schema.
101.CAL*†	XBRL Taxonomy Extension Calculation Linkbase.
101.DEF*†	XBRL Taxonomy Extension Definition Linkbase.
101.LAB*†	XBRL Taxonomy Extension Label Linkbase.
101.PRE*†	XBRL Extension Presentation Linkbase.

* Filed herewith.
† The financial information contained in the XBRL (eXtensible Business Reporting Language)-related documents is unaudited.